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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 16, 2003


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


        Delaware                   1-2691                13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 5.  Other Events

American Airlines, Inc. (American or the Company, a wholly owned subsidiary of AMR Corporation (AMR)) is filing herewith a press release issued on April 16, 2003 by AMR as Exhibit 99.1 which is included herein. This press release was issued to announce that American's employee groups rallied to ratify ground-breaking agreements to achieve $1.8 billion in annual employee cost savings.


Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated: April 17, 2003


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                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release




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                                                Exhibit 99.1


                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com


             FOR RELEASE: Wednesday, April 16, 2003


     AMR CHAIRMAN DON CARTY COMMENDS EMPLOYEES FOR RATIFYING
               CONSENSUAL AGREEMENTS TO CUT COSTS

     FORT WORTH, Texas - AMR Chairman Don Carty today expressed his gratitude to the employees of American Airlines and their union leadership for ratifying ground-breaking agreements to achieve $1.8 billion in annual employee cost savings.
     American's unionized employee groups rallied to ratify consensual agreements reached just two weeks ago with the Allied Pilots Association, the Association of Professional Flight Attendants and the Transport Workers Union.
     "This development is unprecedented in the history of the U.S. airline industry," Carty said, heralding ratification votes to approve the restructured contracts, "and I am enormously proud of our employees."
     "These votes clearly demonstrate our employees' dedication and commitment to creating a secure future for American Airlines and its people," he added.
     Carty also thanked union leaders for agreeing to accelerate the ratification process from the standard 30 days to two weeks, and credited all three unions for working together to overcome last-minute issues with the APFA's balloting process and urging the extension of voting for flight attendants.
     "This has been a race against the clock," Carty said, "My thanks go to the union leadership and to all our employees who recognized the urgency of our financial crisis and rose to meet the challenge."
     Commenting on the fact that the company had made millions of dollars in loan repayments to allow the extension, Carty said American's employees had proved that the risk was worth taking.
     "I'll bank on the employees of American Airlines any day," Carty said. "I believed it was important to make an investment in the future of this company, just as our employees have made a significant investment themselves. Today I have even more confidence that, by continuing to work together, we can make our investment pay off."
                            --more--


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     Carty and AMR President and COO Gerard Arpey said
ratification of the labor agreements is a significant step toward helping the company in its efforts to restructure costs on its own. In addition, the company continues its work to secure accommodations from its lenders and suppliers.
     "Today was an important step in our ability to transition to the 21st century as a new airline in a new era. With the help of our employees " our greatest asset" we will take on the competition, and work together to succeed," Carty and Arpey said.
     But the company cautioned that even with ratification of the agreements, American's financial condition is weak and its prospects remain uncertain. Carty warned that the company is not yet "out of the woods," and "that given the hostile financial and business environment we find ourselves in and its inherent risks the success of our efforts is not assured."
     The accords with the three unions are far reaching and touch on nearly every aspect of pay, benefits and work rules.
     The company has also announced changes to pay, benefits and work rules for all non-union employees, including agents, representatives, planners, support staff and management.
     The cost savings were divided by work group as follows:
-    Pilots: $660 million
-    Flight attendants: $340 million
-    TWU Represented employees: $620 million
-    Agents, representatives and planners: $80 million
-    Management and support staff: $100 million
     Carty, who said the restructuring effort is based on a model of "shared sacrifice," took a 33 percent base pay cut, declined a bonus for the third consecutive year, and participated in other changes that significantly reduced the value of compensation for senior officers.
     "These are difficult times for the company and our people," Carty said, "Rest assured that I would not ask for these sacrifices if I weren't convinced that they were absolutely necessary. The company recently announced a new profit sharing and stock option program that will allow employees to benefit from the company's eventual recovery.
     "Working together, we have made hard choices, but they are choices that are ultimately in the best interest of American Airlines and its employees," Carty said.
                              # # #

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Statements in this report contain various forward-looking
statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document and in documents incorporated herein by reference, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations, including the uncertain financial and business environment for the Company even with the ratification of the labor agreements. Additional information concerning these and other factors, is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2002.